UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2019 (June 20, 2019)

THE PECK COMPANY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37707	47-2150172
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

4050 Williston Road, #511 South Burlington, Vermont	05403
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (802) 658-3378

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	PECK	Nasdaq Capital Market
Warrants	PECKW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

  Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Introductory Note

On June 20, 2019 (the “Closing Date”), The Peck Company Holdings, Inc. (the “Registrant”) consummated the previously announced business combination (the “Business Combination”) pursuant to the Share Exchange Agreement, dated as of February 26, 2019 (the “Exchange Agreement”), by and among the Registrant, Peck Electric Co., a Vermont corporation (“Peck Electric”), and Peck Electric’s stockholders (the “Stockholders”). In connection with the closing of the Business Combination (the “Closing”), the Registrant changed its name from “Jensyn Acquisition Corp.” to “The Peck Company Holdings, Inc.” Unless the context otherwise requires, “we,” “us,” “our,” “Peck Company” and the “Company” refer to the combined company. “Jensyn” refers to the Registrant prior to the Closing.

Item 1.01 Entry into a Material Definitive Agreement

Lock-Up Agreements

Under the Exchange Agreement, at the Closing, Stockholders were issued an aggregate of 3,234,501 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), substantially all of these shares are subject to the Lock-up Agreements described in the next paragraph

In connection with the Closing, certain Stockholders entered into lock-up agreements with the Company (collectively, the “Lock-up Agreements”) pursuant to which each such Stockholder agreed, subject to certain limited exceptions, not to transfer the shares issued or issuable pursuant to the Exchange Agreement for a period of 180 days after the Closing. A copy of the Lock-up Agreement is filed as Exhibit 10.3 to this Current Report on Form 8-K (the “Form 8-K”) and is incorporated herein by reference.

Registration Rights Agreement

In connection with the Closing, the Company entered into a registration rights agreement with each of the Stockholders (the “Registration Rights Agreement”) pursuant to which the Stockholders were granted the right, at any time commencing 180 days after the Closing, to make up to two demands that the Company register for public resale the shares of Common Stock issued or issuable pursuant to the Exchange Agreement. The Registration Rights Agreement also provides for the grant of “piggyback” registration rights to the Stockholders. A copy of the Registration Rights Agreement is filed as Exhibit 10.2 to this Form 8-K and is incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement

In connection with the Closing, the previously disclosed Investment Management Trust Agreement, dated March 2, 2016, between Jensyn and Continental Stock Transfer & Trust Company, as amended, was terminated.

Item 2.01 Completion of Acquisition or Disposition of Assets.

Reference is made to the disclosure set forth in the Introductory Note above and the disclosures set forth under Item 5.07 of this Form 8-K concerning the special meeting in lieu of annual meeting of Jensyn stockholders held on June 19, 2019 (the “Special Meeting”), which are incorporated by reference herein. The material terms of the Exchange Agreement are described in Jensyn’s definitive proxy statement (the “Proxy Statement”) filed with the U.S. Securities and Exchange Commission (the “SEC”) on June 3, 2019 pursuant to Section 14(a) of the Securities Exchange Act of 1934 under the section entitled “Proposal No. 1 – Approval of the Business Combination” beginning on page 64, which is incorporated herein by reference.

The Business Combination was approved by Jensyn’s stockholders at the Special Meeting held on June 19, 2019. At the Special Meeting, 1,586,278 shares of common stock of Jensyn were voted in favor of the proposal to approve the Business Combination, and no shares of common stock were voted against the proposal.

In connection with the Closing, Jensyn issued 3,234,501 shares of Jensyn’s common stock to the Stockholders in exchange for all of the equity securities of Peck Electric, and Peck Electric became a wholly-owned subsidiary of the Company.

The Company redeemed a total of 492,037 shares of its Common Stock pursuant to the terms of the Company’s amended and restated certificate of incorporation, as amended (the “Jensyn Certificate of Incorporation”), resulting in a total payment to redeeming stockholders of $5,510,814].

In connection with the Business Combination, the Company issued 493,299 shares of Common Stock in exchange for the cancellation of approximately $5,618,675 of obligations and, as contemplated by the Exchange Agreement, certain insiders and their transferees have agreed to forfeit 281,758 shares of Common Stock.

Upon the Closing and after giving effect to the issuances, redemptions and forfeitures of Common Stock described above, and the conversion of 4,194,500 rights to purchase Common Stock into 419,450 shares of Common Stock, there were:

●	5,192,937 shares of common stock of the Company issued and outstanding; and

●	warrants exercisable for 2,097,250 shares of Common Stock, consisting of 3,900,000 public warrants originally sold as part of units in the Company’s initial public offering (the “IPO”) and 294,500 private warrants sold as part of the units issued in a private placement simultaneously with the consummation of the IPO. Each warrant entitles its holder to purchase one-half of one share of Common Stock at an exercise price of $5.75 per half share ($11.50 per whole share).

Prior to the Closing, the Company was a shell company with no operations, formed as a vehicle to effect a business combination with one or more operating businesses. The following information is provided about the business and securities of the post-Closing combined Company reflecting the consummation of the Business Combination.

FORM 10 INFORMATION

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

The Company makes forward-looking statements in this Current Report on Form 8-K and the documents incorporated by reference herein. These forward-looking statements relate to outlooks or expectations for earnings, revenues, expenses or other future financial or business performance, strategies or expectations, or the impact of legal or regulatory matters on business, results of operations or financial condition. Specifically, forward-looking statements may include statements relating to:

●	the benefits of the Business Combination;

●	the future financial performance of the Company following the Business Combination;

●	changes in the markets in which the Company competes;

●	expansion plans and opportunities; and

●	other statements preceded by, followed by or that include the words “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “target” or similar expressions.

These forward-looking statements are based on information available to the Company as of the date of this report, and current expectations, forecasts and assumptions, and involve a number of risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing the Company’s views as of any subsequent date, and the Company does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws

As a result of a number of known and unknown risks and uncertainties, the Company’s actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include:

●	the risk that the Business Combination disrupts current plans and operations of the Company;

●	the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition and the ability of the business to grow and manage growth profitably;

●	costs related to the Business Combination;

●	the outcome of any legal proceedings that have been or may be instituted against the Company;

●	changes in applicable laws or regulations;

●	the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors; and

●	other risks and uncertainties set forth in the Proxy Statement in the section entitled “Risk Factors” beginning on page 29, which are incorporated herein by reference.

Business

The business of Jensyn prior to the Business Combination is described in the Proxy Statement in the section entitled “Information about Jensyn” beginning on page 103, which is incorporated herein by reference. The business of Peck Electric prior to the Business Combination is described in the Proxy Statement in the section entitled “Information about Peck Electric” beginning on page 121, which section is incorporated herein by reference.

Risk Factors

The risks associated with the businesses of Jensyn and Peck Electric are described in the Proxy Statement in the section entitled “Risk Factors” beginning on page 29, which section is incorporated herein by reference.

Selected Financial Information

Jensyn

Selected financial information and management’s discussion and analysis of financial condition and results of operations of Jensyn are set forth in the Proxy Statement in the sections entitled “Selected Historical Financial Information of Jensyn” and “Jensyn Management’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on pages 25 and 114, respectively, which sections are incorporated herein by reference.

Peck Electric

Selected financial information and management’s discussion and analysis of financial condition and results of operations of Peck Electric are set forth in the Proxy Statement in the sections entitled “Selected Historical Financial Information of Peck Electric” and “Peck Electric Management’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on pages 26 and 127, respectively, which sections are incorporated herein by reference.

Pro Forma Financial Information

Pro forma financial information for the Company is set forth in the Proxy Statement in the section entitled “Unaudited Pro Forma Condensed Combined Financial Information” beginning on page 51, which section is incorporated herein by reference.

Properties

The Company’s principal executive office is located at 4050 Williston Road, # 511, South Burlington, Vermont 05403. Peck Electric’s facilities, which became the Company’s facilities upon Closing, are described in the Proxy Statement in the section entitled “Information about Peck Electric” beginning on page 121, which section is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information known to the Company regarding beneficial ownership of shares of Common Stock as of the Closing by:

●	each person who is the beneficial owner of more than 5% of the outstanding shares of Common Stock;

●	each of the Company’s executive officers and directors; and

●	all executive officers and directors of the Company as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.

Beneficial ownership of Common Stock is based on 5,192,937 shares of Common Stock issued and outstanding as of Closing Date.

Name and Address of Beneficial Owner(1)	Shares Beneficially Owned		Percentage of Outstanding shares of Common Stock

Jeffrey Peck	1,406,974		27.1

Frederick Myrick	703,487	(2)	13.5

Douglas Rose	—		—

Mooers Partners LLC 240 South Pineapple Ave., Suite 701 Sarasota, FL	335,976		6.5

Branton Partners LLC 240 South Pineapple Ave., Suite 701 Sarasota, FL	335,976		6.5

Richard C. Cook	4,000		(3)

Stewart Martin	4,000		(3)

All officers and directors as a group	2,118,861		40.8

(1)	Unless otherwise indicated, the business address of each of the individuals is 4050 Williston Road, #511, South Burlington, VT 05403.

(2)	These shares are held by a trust of which Mr. Myrick is a trustee.

(3)	Less than one percent (1%).

Directors and Executive Officers

Information with respect to the Company’s directors and executive officers immediately after the consummation of the Business Combination is set forth in the Proxy Statement in the section entitled “Management After the Business Combination” beginning on page 131, which section is incorporated herein by reference.

On June 19, 2019, Richard C. Cook and Stewart Martin were elected by the Company’s stockholders to serve as Class A directors, with terms expiring at the Company’s annual meeting of stockholders in 2020, Douglas Rose was elected by the Company’s stockholders to serve as a Class B director, with a term expiring at the annual meeting of stockholders in 2021, and Jeffrey Peck and Fredrick Myrick were elected by the Company’s stockholders to serve as Class C directors, with terms expiring at the annual meeting of stockholders in 2022.

Effective June 20, 2019, Messrs. Rose, Cook and Martin were appointed by the Board of Directors of the Company (the “Board”) to serve on the Board’s Audit Committee, with Mr. Cook to serve as its Chairman, Messrs. Rose, Cook and Martin were appointed by the Board to serve on the Board’s Compensation Committee, with Mr. Rose to serve as its Chairman, and Messrs. Rose, Cook and Martin were appointed by the Board to serve on the Board’s Nominating and Corporate Governance Committee, with Mr. Rose to serve as its Chairman.

Upon the Closing, Jeffrey Peck was appointed by the Board to serve as the Company’s Chief Executive Officer, and Frederick Myrick was appointed by the Board to serve as the Company’s Executive Vice President of Solar.

In connection with the Closing and pursuant to the terms of the Exchange Agreement, Jeffrey J. Raymond resigned from his positions of Jensyn’s President and Chief Executive Officer, James D. Gardner resigned from his positions of Jensyn’s Chief Financial Officer and Treasurer, and Jeffrey J. Raymond and Philip Politziner each resigned their positions as members of Jensyn’s board of directors.

Director and Executive Officer Compensation

The compensation of the Company’s directors and executive officers is generally described in the Proxy Statement in the section entitled “Management After the Business Combination—Director Compensation” and “Management After the Business Combination—Executive Compensation” on page 133, which section is incorporated herein by reference.

Certain Relationships and Related Transactions

The description of certain relationships and related transactions is included in the Proxy Statement in the section entitled “Certain Relationships and Related Transactions—Peck Electric Related Person Transactions” beginning on page 146, which section is incorporated herein by reference.

Independence of Directors

Messrs. Cook, Martin and Rose are each independent within the meaning of Nasdaq Listing Rule 5605(a)(2).

Legal Proceedings

Reference is made to the disclosure set forth in the Proxy Statement in the section entitled “Information About Peck Electric—Legal Proceedings” on page 125, which disclosure is incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Information about the market price, number of stockholders and dividends for the Company’s securities is described in the Proxy Statement in the section entitled “Price Range of Securities and Dividends” on page 147, which section is incorporated herein by reference.

The Common Stock and the Company’s warrants commenced trading on The Nasdaq Capital Market (“Nasdaq”) under the symbols “PECK” and PECKW” on June 20, 2019.

The closing price of the Common Stock as reported on Nasdaq on June 19, 2019, the day prior to the completion of the Business Combination, was $5.025. The closing price of the Common Stock as reported by Nasdaq on the Closing Date was $17.97. The closing price of the Company’s warrants as reported on Nasdaq on June 19, 2019, the day prior to the completion of the Business Combination, was $0.5899. The closing price of the Company’s warrants as reported by Nasdaq on the Closing Date was $0.68.

The number of holders of the Company’s Common Stock as of June 24, 2019 is 384

Recent Sales of Unregistered Securities

Reference is made to the disclosure set forth in Item 3.02 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference. Aside from the referenced recent sales of unregistered securities, there have been no other such sales in the past three years.

Description of the Company’s Securities

Reference is made to the disclosure in the Proxy Statement in the section entitled “Description of Jensyn Securities” beginning on page 135, which disclosure is incorporated by reference herein and reference is made to the disclosure set forth under Item 3.03 of this Current Report on Form 8-K concerning material modification to rights of security holders, which disclosure is incorporated herein by reference.

As of the Closing and after giving effect to the issuances, redemptions and forfeitures described in Item 2.01 above, there were 5,192,937 shares of Common Stock issued and outstanding.

Indemnification of Directors and Officers

Information about the indemnification of the Company’s directors and officers is described in the Part II of Amendment No. 4 to Jensyn’s Registration Statement on Form S-1 filed with the SEC on March 1, 2016, which is incorporated herein by reference.

Financial Statements and Supplementary Data

Reference is made to the disclosure set forth under Item 9.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

Financial Statements and Exhibits

Reference is made to the disclosure set forth under Item 9.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

Item 2.02 Results of Operations and Financial Condition.

Reference is made to the disclosure set forth under Items 2.01 and 9.01 of this Current Report on Form 8-K concerning the financial information of Peck Electric, which disclosure is incorporated herein by reference.

Item 3.02 Unregistered Sale of Securities.

The Company issued 3,234,501 shares of Common Stock in exchange for all of the outstanding shares of Peck Electric in connection with the Business Combination and issued an additional 493,299 shares of Common Stock in satisfaction of Jensyn’s outstanding obligations at Closing. Such shares were not registered under the Securities Act in reliance upon the exemption provided by Section 4(2) of the Securities Act and/or Regulation D promulgated thereunder.

Item 3.03 Material Modification to Rights of Security Holders.

On June 19, 2019, the Company filed a Second Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, which became effective on June 20, 2019. The material terms of the Second Amended and Restated Certificate of Incorporation and the general effect upon the rights of holders of the Company’s capital stock are included in the Proxy Statement under the section entitled “Proposals No. 2A – 2L — The Certificate Proposals” beginning on page 94, which section is incorporated herein by reference. A copy of the Second Amended and Restated Certificate of Incorporation is filed as Exhibit 3.1 to this Form 8-K and is incorporated herein by reference.

Item 5.01 Changes in Control of Registrant.

Reference is made to the disclosure provided under Item 2.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Reference is made to the disclosure set forth in Item 2.01 under the subheading “Directors and Executive Officers,” which disclosure is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or By-Laws; Change in Fiscal Year.

Reference is made to the disclosure provided under Item 3.03 of the Current Report on Form 8-K, which disclosure is incorporated herein by reference.

Item 5.06 Change in Shell Company Status.

As a result of the Business Combination, which fulfilled the definition of an initial business combination as required by the Jensyn Certificate of Incorporation, the Company ceased to be a shell company as of the Closing Date. The material terms of the Business Combination are described in the Proxy Statement in the section entitled “Proposal No. 1—Approval of the Business Combination” beginning on page 64, which section is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

Present at the Special Meeting were holders of 1,586,279 shares of the Common Stock in person or by proxy, representing approximately 87% of the voting power of the outstanding shares of Common Stock as of May 30, 2019, the record date for the Special Meeting, and constituting a quorum for the transaction of business.

The stockholders of the Company voted on the following items at the Special Meeting:

1.       The Business Combination Proposal — to consider and vote upon a proposal to approve and adopt the Exchange Agreement and the transactions contemplated thereby (the “Business Combination Proposal”);

2.       The Certificate Proposals — to consider and vote upon twelve proposals (collectively, the “Certificate Proposals”) consisting of the following amendments to the Company’s Amended and Restated Certificate of Incorporation:

2A. to change the Company’s name to “The Peck Company, Inc.” and remove certain provisions related to the Company’s status as a blank check company, among other things;

2B. to increase the number of authorized shares of the Company’s capital stock from 16,000,000 to 50,000,000, of which 49,000,000 shares will be Common Stock and 1,000,000 shares will be preferred stock of the Company, par value $0.0001 per share (“Preferred Stock”);

2C. authorize the Board, or any authorized committee of the Board, to issue shares of Preferred Stock;

2D. to specify that the number of directors of the Company will be fixed by resolution of the Board acting by not less than a majority vote of the directors then in office;

2E. to provide that the Company’s directors may only be removed for cause by a vote of the majority of the then outstanding shares of the Company;

2F. to provide that if rights to elect the Company’s directors are granted to the holders of Preferred Stock, the terms of such directors’ terms in office are separately governed by the terms of such Preferred Stock;

2G. to provide that the Company’s stockholders may not act by written consent;

2H. to provide that special meetings of the Company’s stockholders may be called only by or at the direction of the Chairman of the Board, the Chief Executive Officer of the Company or the Board pursuant to a resolution adopted by the Board;

2I. to elect for the Company to not be subject to Section 203 of the General Corporation Law of the State of Delaware (“DGCL”);

2J. to adopt Delaware as the exclusive forum for certain stockholder litigation;

2K. to provide that the corporate opportunity doctrine will apply to the Company’s officers or directors and their respective affiliates; and

2L. to provide that a minimum of 2/3 of the outstanding shares of capital stock of the Company will be required to amend the Company’s Amended and Restated Certificate of Incorporation.

3.       The Director Election Proposal—to consider and vote upon a proposal to elect five directors upon consummation of the Business Combination to serve on the Company’s Board (the “Director Election Proposal”).

4.       The Adjournment Proposal — to consider and vote upon a proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve the Business Combination Proposal or the Certificate Proposals (the “Adjournment Proposal”).

The voting results for each of these proposals are set forth below.

1. Approval of the Business Combination Proposal.

For	Against	Abstain
1,586,279	-0-	1

Based on the votes set forth above, the Company’s stockholders approved and adopted the Exchange Agreement and approved the transactions contemplated thereby, including the Business Combination.

2A. Approval of the amendment to the Company’s Amended and Restated Certificate of Incorporation to change the name of the Company.

For	Against	Abstain
1,585,478	-0-	801

Based on the votes set forth above, the Company’s stockholders approved and adopted the amendment to the Company’s Amended and Restated Certificate of Incorporation to change the name of the Company.

2B. Approval of the amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares from 16,000,000 to 50,000,000, of which 49,000,000 shares will be Common Stock and 1,000,000 shares will be Preferred Stock.

For	Against	Abstain
1,585,477	2	800

Based on the votes set forth above, the Company’s stockholders approved and adopted the amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares from 16,000,000 to 50,000,000, of which 49,000,000 shares will be Common Stock and 1,000,000 shares will be Preferred Stock.

2C. Approval of the amendment to the Company’s Amended and Restated Certificate of Incorporation to authorize the Board, or any authorized committee of the Board, to issue shares of Preferred Stock.

For	Against	Abstain
1,585,476	2	801

Based on the votes set forth above, the Company’s stockholders approved and adopted the amendment to the Company’s Amended and Restated Certificate of Incorporation to authorize the Board, or any authorized committee of the Board, to issue shares of Preferred Stock.

2D. Approval of the amendment to the Company’s Amended and Restated Certificate of Incorporation to specify that the number of directors of the Company will be fixed by resolution of the Board acting by not less than a majority vote of the directors then in office.

For	Against	Abstain
1,585,479	-0-	800

Based on the votes set forth above, the Company’s stockholders approved and adopted the amendment to the Company’s Amended and Restated Certificate of Incorporation to specify that the number of directors of the Company will be fixed by resolution of the Board acting by not less than a majority vote of the directors then in office.

2E. Approval of the amendment to the Company’s Amended and Restated Certificate of Incorporation to provide that the Company’s directors may only be removed for cause by a vote of the majority of the then outstanding shares of the Company.

For	Against	Abstain
1,585,178	301	800

Based on the votes set forth above, the Company’s stockholders approved and adopted the amendment to the Company’s Amended and Restated Certificate of Incorporation to provide that the Company’s directors may only be removed for cause by a vote of the majority of the then outstanding shares of the Company.

2F. Approval of the amendment to the Company’s Amended and Restated Certificate of Incorporation to provide that if rights to elect directors are granted to the holders of Preferred Stock, the terms of such directors’ terms in office are separately governed by the terms of such Preferred Stock.

For	Against	Abstain
1,585,177	302	800

Based on the votes set forth above, the Company’s stockholders approved and adopted the amendment to the Company’s Amended and Restated Certificate of Incorporation to provide that if rights to elect directors are granted to the holders of Preferred Stock, the terms of such directors’ terms in office are separately governed by the terms of such Preferred Stock.

2G. Approval of the amendment to the Company’s Amended and Restated Certificate of Incorporation to provide that the Company’s stockholders may not act by written consent.

For	Against	Abstain
1,585,176	301	802

Based on the votes set forth above, the Company’s stockholders approved and adopted the amendment to the Company’s Amended and Restated Certificate of Incorporation to provide that the Company’s stockholders may not act by written consent.

2H. Approval of the amendment to the Company’s Amended and Restated Certificate of Incorporation to provide that special meetings of the Company’s stockholders may be called only by or at the direction of the Chairman of the Board, the Chief Executive Officer of the Company or the Board pursuant to a resolution adopted by the Board.

For	Against	Abstain
1,585,478	1	800

Based on the votes set forth above, the Company’s stockholders approved and adopted the amendment to the Company’s Amended and Restated Certificate of Incorporation to provide that special meetings of the Company’s stockholders may be called only by or at the direction of the Chairman of the Board, the Chief Executive Officer of the Company or the Board pursuant to a resolution adopted by the Board.

2I. Approval of the amendment to the Company’s Amended and Restated Certificate of Incorporation to elect for the Company to not be subject to Section 203 of the DGCL.

For	Against	Abstain
1,585,176	301	802

Based on the votes set forth above, the Company’s stockholders approved and adopted the amendment to the Company’s Amended and Restated Certificate of Incorporation to elect for the Company to not be subject to Section 203 of the DGCL.

2J. Approval of the amendment to the Company’s Amended and Restated Certificate of Incorporation to adopt Delaware as the exclusive forum for certain stockholder litigation.

For	Against	Abstain
1,585,178	300	801

Based on the votes set forth above, the Company’s stockholders approved and adopted the amendment to the Company’s Amended and Restated Certificate of Incorporation to adopt Delaware as the exclusive forum for certain stockholder litigation.

2K. Approval of the amendment to the Company’s Amended and Restated Certificate of Incorporation to provide that the corporate opportunity doctrine will apply to the Company’s officers or directors and their respective affiliates.

For	Against	Abstain
1,585,178	300	801

Based on the votes set forth above, the Company’s stockholders approved and adopted the amendment to the Company’s Amended and Restated Certificate of Incorporation to provide that the corporate opportunity doctrine will apply to the Company’s officers or directors and their respective affiliates.

2L. Approval of the amendment to the Company’s Amended and Restated Certificate of Incorporation to provide that a minimum of 2/3 of the outstanding shares of capital stock of the Company will be required to amend the Company’s Amended and Restated Certificate of Incorporation.

For	Against	Abstain
1,585,478	-0-	801

Based on the votes set forth above, the Company’s stockholders approved and adopted the amendment to the Company’s Amended and Restated Certificate of Incorporation to provide that a minimum of 2/3 of the outstanding shares of capital stock of the Company will be required to amend the Company’s Amended and Restated Certificate of Incorporation.

3. The Director Election Proposal.

The Company’s stockholders elected each of the following director nominees to serve in the classes and for the terms listed below, or until his respective successor is duly elected and qualified. Set forth below are the results of the stockholder vote for each director nominee.

Nominee	Class	Annual Meeting at Which Term Expires	Votes For	Votes Withheld

Richard C. Cook	A	2020	1,585,479	800
Stewart Martin	A	2020	1,585,479	800
Douglas Rose	B	2021	1,585,479	800
Jeffrey Peck	C	2022	1,585,479	800
Frederick Myrick	C	2022	1,585,479	800

4. The Adjournment Proposal.

Although the Adjournment Proposal received sufficient votes to be approved, no motion to adjourn the Special Meeting was made because adjournment of the Special Meeting was determined not to be necessary or appropriate.

Item 9.01 Financial Statements and Exhibits.

Reference is made to the financial statements of Peck Electric and Jensyn included in the Proxy Statement beginning on pages F-1 and F-37, respectively, and the Unaudited Pro Forma Condensed Combined Financial Statements of the Company included in the Proxy Statement beginning on page 51, which financial statements are incorporated herein by reference.

Reference is also made to the Exhibit Index following the signature page of this Form 8-K, which Exhibit Index is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 26, 2019

The Peck Company Holdings, Inc.

By:	/s/ Jeffrey Peck
Name: Jeffrey Peck
Title: Chief Executive Officer

Exhibit Index

2.1	Share Exchange Agreement, dated as of February 26, 2019, by and among Jensyn Acquisition Corp., Peck Electric Co. and the stockholders of Peck Electric Co. (incorporated by reference to Exhibit 2.2 to the Company’s Current Report on Form 8-K filed with the SEC on March 1, 2019).

2.2	First Amendment to Share Exchange Agreement, dated as of February 26, 2019, by and among Jensyn Acquisition Corp., Peck Electric Co. and the stockholders of Peck Electric Co. (incorporated by reference to Annex A-1 to the Company’s Definitive Proxy Statement on Schedule 14A filed with the SEC on June 3, 2019).

3.1*	Second Amended and Restated Certificate of Incorporation.

3.2	Bylaws (incorporated by reference to Exhibit 3.3 filed with the Company’s Registration Statement on Form S-1 filed with the SEC on November 23, 2015).

4.1	Specimen Common Stock Certificate (incorporated by reference to Exhibit 4.2 filed with the Company’s Registration Statement on Form S-1 filed with the SEC on November 23, 2015).

4.2	Specimen Warrant Certificate (incorporated by reference to Exhibit 4.4 filed with the Company’s Registration Statement on Form S-1 filed with the SEC on November 23, 2015).

4.3	Warrant Agreement by and between Continental Stock Transfer & Trust Company and the Company (incorporated by reference to Exhibit 4.1 filed with the Company’s Current Report on Form 8-K filed with the SEC on March 11, 2016).

4.4	Unit Purchase Option between the Company and Chardan Capital Markets, LLC (incorporated by reference to Exhibit 4.3 filed with the Company’s Current Report on Form 8-K filed with the SEC on March 11, 2016).

10.1	Registration Rights Agreement between Jensyn Acquisition Corp. and certain stockholders of the Company. (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the SEC on March 11, 2016).

10.2*	Registration Rights Agreement between the Company and the stockholders of Peck Electric Co.

10.3*	Form of Lock-up Agreement between the Company and certain stockholders of Peck Electric Co.

10.4*	Change in Terms Agreement dated December 29, 2017 between Peck Electric Co. and Community Bank, N.A.

10.5*	Vehicle Consolidation Loan Agreement dated August 8, 2016 between Peck Electric Co. and Merchants Bank

10.6*	Business Loan Agreement dated December 23, 2015 between Peck Electric Co. and Merchants Bank

10.7*	Business Loan Agreement dated March 31, 2015 between Peck Electric Co. and Merchants Bank

10.8*	Change in Terms Agreement dated February 24, 2017 between Peck Electric Co. and Merchants Bank

21.1*	List of Subsidiaries.

* To be filed by amendment.